ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

October 29, 1999

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook for the Alliance Global Dollar Government Fund (the "Fund"). The Fund's objective is to provide investors with a high level of current income and, secondarily, capital appreciation. The Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the six- and twelve-month periods ended August 31, 1999. For comparison, we have included the returns for the J.P. Morgan Emerging Markets Bond Index (JPM EMBI), which provides a broad measure of the performance of a basket of emerging market debt securities.

We are pleased to report that your Fund outperformed the benchmark for both the six- and twelve month-periods ended August 31, 1999. Our overweighting of Russia, the best performing market during the period, enhanced the Fund's performance.


INVESTMENT RESULTS*
Periods Ended August 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
  Class A                                     9.05%         29.40%
  Class B                                     8.70%         28.85%
  Class C                                     8.49%         28.85%

J.P. MORGAN EMERGING MARKETS BOND INDEX       7.10%         22.66%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS A TOTAL RETURN INDEX THAT TRACKS THE TRADED MARKET FOR U.S. DOLLAR-DENOMINATED BRADY AND OTHER SIMILAR SOVEREIGN RESTRUCTURED BONDS TRADED IN EMERGING MARKETS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.

MARKET OVERVIEW
The outlook for the global economy continued to brighten during the last six months. Economic weakness in Latin America proved less severe than anticipated and growth in the Asian economies picked up speed while developed countries showed signs of strengthening growth coupled with low inflation. U.S. economic growth downshifted but remained strong, while inflation and unemployment stayed low. With economic activity remaining strong and global liquidity concerns abating, the Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points in June followed by another 25 basis points in August. For the six months ended August 31, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. The two-year U.S. Treasury yield rose from 5.20% to 5.73%, while the thirty-year Treasury yield rose from 5.67% to 6.07%. The U.S. dollar weakened versus the Japanese yen and strengthened against the euro.

Emerging market debt performed well over the period as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JPM EMBI, gained 7.10%, outperforming the traditional bond market sectors during the six-month period. Most individual country returns within the JPM EMBI were positive during the period with Russia posting the largest gains (+89.13%). Other individual outperformers included Brazil (+16.76%) and Venezuela (+13.91%). Rising oil prices helped the performance of Russian and Venezuelan debt as both countries are heavily dependent on oil exports. Russian bond prices were also helped by indications that the government will restructure its outstanding debt. Ecuador's debt posted the worst performance, declining by 5.17% after the government delayed making interest payments on its debt.


1


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT STRATEGY
Over the six-month period ended August 31, 1999, we maintained our large position in Mexico, which we believe will benefit from strong economic growth and the possibility of an increase of its credit rating to investment grade. We reduced our holdings in Ecuador as economic problems and questions regarding their ability to make interest payments on their outstanding debt surfaced. We increased our exposure to Russia, as the outlook for the Russian economy improved.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. Growth estimates for 1999 are close to 4.0%, with growth moderating somewhat next year toward 3.5%. The risk of tighter monetary policy in the U.S. remains. Positive inflation fundamentals, however, will keep long-term interest rates trading in a range around 6.0%. While we believe there are structural forces in the marketplace rendering credit markets less liquid, the passing of Y2K should alleviate some liquidity pressures, causing non-Treasury spreads to narrow somewhat from current levels. The overall credit-quality environment, however, is no longer improving in aggregate. Over the longer term, this is negative for credit-sensitive spreads.

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. We continue to believe that Mexico will move to investment-grade status in the year 2000. Also, the credit fundamentals continue to improve in the southeast Asian economies.

Thank you for your continued interest and investment in the Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      29.40%         24.00%
Five Years                     7.11%          6.17%
Since Inception*               5.69%          4.87%
SEC Yield**                   12.91%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      28.85%         25.85%
Five Years                     6.31%          6.31%
Since Inception*               4.89%          4.89%
SEC Yield**                   12.63%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      28.85%         27.85%
Five Years                     6.33%          6.33%
Since Inception*               4.92%          4.92%
SEC Yield**                   12.64%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        18.92%         20.08%         22.29%
5 Years                        6.38%          6.45%          6.51%
Since Inception*               5.18%          5.16%          5.21%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all share classes.

**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
August 31, 1999.


3


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/99

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000

J.P. MORGAN EMERGING MARKETS BOND INDEX: $16,210
GLOBAL DOLLARGOVERNMENT FUND CLASS A: $12,993

    2/28/94    8/31/94    8/31/95    8/31/96    8/31/97    8/31/98    8/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance GlobalDollar Government Fund Class A shares (from 2/28/94 to 8/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan EmergingMarkets Bond Index is an unmanaged index composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.


Alliance Global Dollar Government Fund
J.P. Morgan Emerging Markets Bond Index

*    Closest month-end after the Fund's Class A share inception date of 2/25/94.


4


PORTFOLIO OF INVESTMENTS
August 31, 1999                           ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

                                                   Shares or
                                                   Principal
                                                     Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
   OBLIGATIONS-78.2%
OTHER SOVEREIGN
   DEBT OBLIGATIONS-54.6%
ARGENTINA-8.5%
Republic of Argentina
   11.75%, 4/07/09 .......................       $      7,800       $  7,147,140
   12.125%, 2/25/19 ......................              6,480          6,042,600
Republic of Argentina
   Series XW
   11.00%, 12/04/05 ......................              3,875          3,545,625
   Warrants, expiring
   12/03/99 (a) ..........................              3,000             25,000
   Warrants, expiring
   2/25/00 (a) ...........................             23,000            217,360
                                                                    ------------
                                                                      16,977,725
                                                                    ------------
BRAZIL-1.0%
Republic of Brazil
   10.125%, 5/15/27 ......................              2,634          1,866,979
                                                                    ------------
COLOMBIA-2.2%
Republic of Colombia
   9.75%, 4/23/09 ........................              5,400          4,347,000
                                                                    ------------
MALAYSIA-1.5%
Government of Malaysia
   8.75%, 6/1/09 .........................              3,000          3,008,700
                                                                    ------------
MEXICO-17.0%
United Mexican States
   9.75%, 4/06/05 ........................             15,000         15,105,000
   10.375%, 2/17/09 (b) ..................             18,650         18,845,825
                                                                    ------------
                                                                      33,950,825
                                                                    ------------
PANAMA-4.1%
Republic of Panama
   9.375%, 4/01/29 .......................              8,800          8,228,000
                                                                    ------------
PHILIPPINES-2.9%
Bangko Sentral Pilipinas
   8.60%, 6/15/27 ........................              4,000          3,030,000
Republic of the Philippines
   9.875%, 1/15/19 .......................              3,000          2,823,900
                                                                    ------------
                                                                       5,853,900
                                                                    ------------

                                                   Principal
                                                     Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
RUSSIA-12.8%
Russian Federation
   11.00%, 7/24/18 .......................       $      6,100       $  2,897,500
   12.75%, 6/24/28 .......................             16,900          8,957,000
Russian IAN FRN
   6.0625%, 12/15/15 (a)(c) ..............             10,473          1,518,598
Russian Ministry of Finance
   3.00%, 5/14/03 ........................             16,200          3,078,000
   12.75%, 6/24/28 .......................             10,000          5,300,000
Russia Principal Loan FRN
   6.0625%, 12/15/20 (a)(c) ..............             34,350          3,778,500
                                                                    ------------
                                                                      25,529,598
                                                                    ------------
TURKEY-2.3%
Republic of Turkey
   12.00%, 12/15/08 ......................              3,500          3,486,875
   12.375%, 6/15/09 ......................              1,000            987,500
                                                                    ------------
                                                                       4,474,375
                                                                    ------------
VENEZUELA-2.3%
Republic of Venezuela
   9.25%, 9/15/27 ........................              7,700          4,630,010
                                                                    ------------
Total Other Sovereign Debt
   Obligations
   (cost $114,227,791) ...................                           108,867,112
                                                                    ------------
NON-COLLATERALIZED
   BRADY BONDS-13.7%
ARGENTINA-2.8%
Republic of Argentina
   PDI FRB
   5.9375%, 3/31/05 ......................              4,650          3,964,125
Republic of Argentina
   PDI FRB, Series L
   5.9375%, 3/31/05 ......................              1,860          1,585,650
                                                                    ------------
                                                                       5,549,775
                                                                    ------------


5


PORTFOLIO OF INVESTMENTS (continued)      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

                                                   Principal
                                                     Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
BRAZIL-3.1%
Republic of Brazil
   DCB FRN, Series L
   Registered Bond
   5.9375%, 4/15/12 ......................       $        600       $    339,000
Republic of Brazil C - Bonds
   8.00%, 4/15/14 (d) ....................              9,562          5,725,870
                                                                    ------------
                                                                       6,064,870
                                                                    ------------
BULGARIA-4.1%
Republic of Bulgaria
   IAB FRN
   6.50%, 7/28/11 ........................             12,000          8,235,600
                                                                    ------------
PERU-3.7%
Republic of Peru FLIRB
   3.75%, 3/07/17 (e)(f) .................              8,250          4,207,500
Republic of Peru PDI
   4.50%, 3/07/17 (e)(f) .................              5,450          3,168,085
                                                                    ------------
                                                                       7,375,585
                                                                    ------------
Total Non-Collateralized
   Brady Bonds
   (cost $27,504,760) ....................                            27,225,830
                                                                    ------------
COLLATERALIZED
   BRADY BONDS-6.3%
BRAZIL-4.0%
Republic of Brazil
   Discount FRN
   5.875%, 4/15/24 .......................             15,000          7,987,500
                                                                    ------------
VENEZUELA-2.3%
Republic of Venenzuela
   Discount Series W-B
   FRN
   6.00%, 3/31/20 (g) ....................              7,700          4,639,250
                                                                    ------------
Total Collateralized
   Brady Bonds
   (cost $13,357,604) ....................                            12,626,750
                                                                    ------------
LOAN PARTICIPATION-3.6%
MOROCCO-3.6%
Kingdom of Morocco
   Loan Participation
   FRN Series A
   5.90625%, 1/01/09
   (cost $7,882,074) .....................              9,048          7,260,714
                                                                    ------------
Total Sovereign Debt
   Obligations
   (cost $162,972,229) ...................                           155,980,406
                                                                    ------------
CORPORATE DEBT
   OBLIGATIONS-13.5%
Alestra, SA
   12.625%, 5/15/09 (e) ..................                500            466,250
Autopistas del Sol, SA
   Series B
   10.25%, 8/01/09 (e) ...................              2,500          1,631,250
Banco Nacional De
   Desenvolvimiento
   Economico
   15.224%, 6/16/08 (e) ..................              4,300          3,504,500
Bayan Telecommunications
   13.50%, 7/15/06 (e) ...................              1,000            935,000
Cellco Finance
   15.00%, 8/01/05 (e) ...................              3,000          3,142,500
Conecel Holdings Ltd.
   FRN 16.50%,
   10/01/00 (a)(c)(e)(h) .................              1,000            150,000
Consorcio Ecuatoriano
   Telecom
   14.00%, 5/01/02 (a)(c) ................              5,500          1,925,000
Grupo Mexicano de
   Desarrollo, SA
   8.25%, 2/17/01 (e) ....................              7,900          1,422,000
Guangdong Enterprises
   8.875%, 5/22/07 (e) ...................              6,450          1,773,750
Korea Development Bank
   FRN
   8.008%, 6/16/03 (e) ...................              1,600          1,568,000


6


                                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

                                                   Principal
                                                     Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
Netia Holdings B.V.
   Series B
   11.25%, 11/01/07 (i) ..............         $      4,500         $  2,801,250
Samsung Electronics Co.
   7.45%, 10/01/02 (e) ...............                3,500            3,358,499
Tricom
   11.375%, 9/01/04 ..................                2,750            2,399,375
Viatel Inc.
   11.50%, 3/15/09 (e) ...............                1,800            1,777,500
                                                                    ------------
Total Corporate Debt
   Obligations
   (cost $37,393,608) ................                                26,854,874
                                                                    ------------
TIME DEPOSIT-0.3%
Bank Of New York
   4.75%, 9/01/99
   (cost $666,000) ...................                  666              666,000
                                                                    ------------
TOTAL INVESTMENTS-92.0%
   (cost $201,031,837) ...............                               183,501,280
Other assets less
   liabilities-8.0% ..................                                16,065,245
                                                                    ------------
NET ASSETS-100% ......................                              $199,566,525
                                                                    ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Security trades with warrants expiring February 17, 2009.

(c)   Security is in default.

(d)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1999, these securities amounted to $27,104,834 representing 13.58% of net assets.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 1999.

(g)   Security trades with oil warrants expiring March 31, 2020.

(h)   Security trades with warrants expiring October 1, 2000.

(i) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

      Glossary of Terms:

      DCB    - Debt Conversion Bond.
      FLIRB  - Front Loaded Interest Reduction Bond.
      FRB    - Floating Rate Bond.
      FRN    - Floating Rate Note.
      IAB    - Interest Arrears Bond.
      IAN    - Interest Arrears Note.
      PDI    - Past Due Interest.

      See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999                           ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

ASSETS
   Investments in securities, at value (cost $201,031,837) .........................   $ 183,501,280
   Cash ............................................................................          23,417
   Income receivable ...............................................................       7,088,710
   Receivable for investment securities sold .......................................      16,724,135
   Receivable for capital stock sold ...............................................         583,344
                                                                                       -------------
   Total assets ....................................................................     207,920,886
                                                                                       -------------

LIABILITIES
   Payable for investment securities purchased .....................................       6,488,733
   Dividends payable ...............................................................         724,082
   Payable for capital stock redeemed ..............................................         711,209
   Accrued expenses ................................................................         430,337
                                                                                       -------------
   Total liabilities ...............................................................       8,354,361
                                                                                       -------------
NET ASSETS .........................................................................   $ 199,566,525
                                                                                       =============

COMPOSITION OF NET ASSETS
   Capital stock, at par ...........................................................   $      34,849
   Additional paid-in capital ......................................................     282,300,860
   Distributions in excess of net investment income ................................      (2,479,757)
   Accumulated net realized loss on investment transactions ........................     (62,758,870)
   Net unrealized depreciation on investments ......................................     (17,530,557)
                                                                                       -------------
                                                                                       $ 199,566,525
                                                                                       =============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share ($50,539,846 / 8,877,371 shares of
     capital stock issued and outstanding) .........................................   $        5.69
   Sales charge--4.25% of public offering price ....................................             .25
                                                                                       -------------
   Maximum offering price ..........................................................   $        5.94
                                                                                       =============

   Class B Shares
   Net asset value and offering price per share ($110,002,790 / 19,177,608 shares of
     capital stock issued and outstanding) .........................................   $        5.74
                                                                                       =============

   Class C Shares
   Net asset value and offering price per share ($39,023,889 / 6,793,740 shares of
     capital stock issued and outstanding) .........................................   $        5.74
                                                                                       =============

--------------------------------------------------------------------------------
See notes to financial statements.


8


STATEMENT OF OPERATIONS
Year Ended August 31, 1999                ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

INVESTMENT INCOME
   Interest.......................................................                 $ 26,927,631
EXPENSES
   Advisory fee...................................................  $1,452,578
   Distribution fee - Class A.....................................     146,503
   Distribution fee - Class B.....................................   1,084,463
   Distribution fee - Class C.....................................     363,963
   Transfer agency................................................     391,872
   Audit and legal................................................     223,204
   Custodian......................................................     135,423
   Administrative.................................................     129,485
   Registration...................................................      88,266
   Printing.......................................................      49,968
   Directors' fees................................................      24,558
   Amortization of organization expenses..........................      14,571
   Miscellaneous..................................................      14,744
                                                                    ----------
   Total expenses.................................................                    4,119,598
                                                                                   ------------
   Net investment income..........................................                   22,808,033
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions...................                  (45,085,335)
   Net change in unrealized depreciation of investments...........                   65,633,291
                                                                                   ------------
   Net gain on investment transactions............................                   20,547,956
                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................                 $ 43,355,989
                                                                                   ============

--------------------------------------------------------------------------------
See notes to financial statements.


9


STATEMENT OF CHANGES
IN NET ASSETS                             ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

                                                                            Year Ended         Year Ended
                                                                            August 31,         August 31,
                                                                               1999               1998
                                                                         ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................  $   22,808,033     $   15,006,720
   Net realized loss on investment transactions.........................     (45,085,335)       (14,298,058)
   Net change in unrealized appreciation (depreciation)of investments...      65,633,291        (86,796,871)
                                                                          --------------     --------------
   Net increase (decrease) in net assets from operations................      43,355,989        (86,088,209)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A............................................................      (6,183,246)        (3,780,424)
     Class B............................................................     (12,454,582)        (8,514,602)
     Class C............................................................      (4,170,205)        (2,711,694)
   Distributions in excess of net investment income
     Class A............................................................        (317,642)          (227,100)
     Class B............................................................        (639,811)          (511,493)
     Class C............................................................        (214,230)          (162,898)
   Tax return of capital
     Class A............................................................        (301,209)          (795,457)
     Class B............................................................        (606,708)        (1,807,258)
     Class C............................................................        (203,145)          (585,977)
   Net realized gains on investments
     Class A............................................................              -0-        (5,147,027)
     Class B............................................................              -0-       (12,345,658)
     Class C............................................................              -0-        (4,432,421)
COMMON STOCK TRANSACTIONS
   Net increase.........................................................      45,565,578        106,923,018
                                                                          --------------     --------------
   Total increase (decrease)............................................      63,830,789        (20,187,200)
NET ASSETS
   Beginning of year....................................................     135,735,736        155,922,936
                                                                          --------------     --------------
   End of year..........................................................  $  199,566,525     $  135,735,736
                                                                          ==============     ==============

--------------------------------------------------------------------------------
See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
August 31, 1999                           ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

NOTE A: Significant Accounting Policies

Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $184,000 have been deferred and amortized on a straight-line basis through February 1999. Organization expenses have been fully amortized as of August 31, 1999.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations


11


NOTES TO FINANCIAL STATEMENTS
(continued)                               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net invesment income and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $271,773 for the year ended August 31, 1999.

For the year ended August 31, 1999, the Fund's expenses were reduced by $18,074 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $46,799 from the sale of Class A shares and $1,287, $228,380 and $53,260 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 1999.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,156,115 and $1,148,688 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $358,513,380 and $328,905,886, respectively, for the year ended August 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1999.

At August 31, 1999, the cost of investments for federal income tax purposes was $202,615,464. Accordingly, gross unrealized appreciation of investments was $5,058,792 and gross unrealized depreciation was $24,172,976 resulting in net unrealized depreciation of $19,114,184.

At August 31, 1999 the Fund had a net capital loss carryforward of $16,783,909 which expires in the year 2007.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $44,391,334 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital


12


                                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

gains, it is probable that the gain so offset will not be distributed to shareholders.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the year ended August 31, 1999.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ----------------------------------   ----------------------------------
                                                   SHARES                                AMOUNT
                                      ----------------------------------   ----------------------------------
                                        Year Ended         Year Ended         Year Ended         Year Ended
                                        August 31,         August 31,         August 31,         August 31,
                                           1999               1998               1999               1998
                                      ---------------   ----------------   ----------------   ---------------
Class A
Shares sold.......................         8,939,122          4,813,019     $   51,029,072     $   40,513,709
Shares issued in reinvestment of
   dividends and distributions....           577,502            728,102          3,335,568          6,175,196
Shares converted from Class B.....           280,097            259,021          1,604,367          2,196,430
Shares redeemed...................        (7,334,617)        (2,902,346)       (42,253,263)       (23,845,164)
                                      --------------     --------------     --------------     --------------
Net increase......................         2,462,104          2,897,796     $   13,715,744     $   25,040,171
                                      ==============     ==============     ==============     ==============
Class B
Shares sold.......................         9,146,871         11,711,770     $   52,340,160     $   98,025,012
Shares issued in reinvestment of
   dividends and distributions....           799,008          1,070,901          4,638,409          9,074,872
Shares converted to Class A.......          (278,458)          (259,021)        (1,604,367)        (2,196,430)
Shares redeemed...................        (6,261,743)        (5,528,229)       (35,910,082)       (44,595,809)
                                      --------------     --------------     --------------     --------------
Net increase......................         3,405,678          6,995,421     $   19,464,120     $   60,307,645
                                      ==============     ==============     ==============     ==============


13


NOTES TO FINANCIAL STATEMENTS
(continued)                               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

                                     ----------------------------------   ----------------------------------
                                                  SHARES                                AMOUNT
                                     ----------------------------------   ----------------------------------
                                        Year Ended        Year Ended         Year Ended         Year Ended
                                        August 31,        August 31,         August 31,         August 31,
                                           1999              1998               1999               1998
                                     ---------------   ----------------   ----------------   ---------------
Class C
Shares sold.......................        7,263,526          4,751,772     $   41,875,188     $   41,402,517
Shares issued in reinvestment of
   dividends and distributions....          402,610            559,509          2,342,968          4,741,446
Shares redeemed...................       (5,566,666)        (2,979,293)       (31,832,442)       (24,568,761)
                                     --------------     --------------     --------------     --------------
Net increase......................        2,099,470          2,331,988     $   12,385,714     $   21,575,202
                                     ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1999.


14


FINANCIAL HIGHLIGHTS                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

Selected Data For A Share of Capital Stock Outstanding Throughout Each Year

                                                        --------------------------------------------------------------------------
                                                                                            CLASS A
                                                        --------------------------------------------------------------------------
                                                                                       Year Ended August 31,
                                                        --------------------------------------------------------------------------
                                                           1999             1998             1997             1996         1995
                                                        ----------       ----------       ----------       ----------   ----------
Net asset value, beginning of year ..................   $     5.05       $    10.64       $    10.01       $     8.02   $     9.14
                                                        ----------       ----------       ----------       ----------   ----------
Income From Investment Operations
Net investment income ...............................          .71(a)           .73(a)           .88(a)           .84          .86
Net realized and unrealized gain (loss) on investment
    transactions ....................................          .74            (4.03)            1.85             2.10        (1.10)
                                                        ----------       ----------       ----------       ----------   ----------
Net increase (decrease) in net asset value from
    operations ......................................         1.45            (3.30)            2.73             2.94         (.24)
                                                        ----------       ----------       ----------       ----------   ----------
Less: Dividends and Distributions
Dividends from net investment income ................         (.74)            (.73)            (.95)            (.95)        (.88)
Tax return of capital ...............................         (.03)            (.15)              -0-              -0-          -0-
Distributions in excess of net investment income ....         (.04)            (.04)              -0-              -0-          -0-
Distributions from net realized gain on investments .           -0-           (1.37)           (1.15)              -0-          -0-
                                                        ----------       ----------       ----------       ----------   ----------
Total dividends and distributions ...................         (.81)           (2.29)           (2.10)            (.95)        (.88)
                                                        ----------       ----------       ----------       ----------   ----------
Net asset value, end of year ........................   $     5.69       $     5.05       $    10.64       $    10.01   $     8.02
                                                        ==========       ==========       ==========       ==========   ==========
Total Return
Total investment return based on net asset value (b)         29.40%          (38.56)%          30.04%           38.47%       (1.48)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $   50,540       $   32,365       $   37,416       $   23,253   $   12,020
Ratio of expenses to average net assets .............         1.59%            1.48%            1.55%            1.65%        1.93%
Ratio of net investment income to average net assets         12.34%            8.51%            8.49%            9.23%       11.25%
Portfolio turnover rate .............................          179%             188%             314%             315%         301%

--------------------------------------------------------------------------------
See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (continued)          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

Selected Data For A Share of Capital Stock Outstanding Throughout Each Year

                                                        --------------------------------------------------------------
                                                                                    CLASS B
                                                        --------------------------------------------------------------
                                                                              Year Ended August 31,
                                                        --------------------------------------------------------------
                                                          1999          1998          1997          1996        1995
                                                        --------       -------       -------       -------     -------
Net asset value, beginning of year ..................   $   5.05       $ 10.64       $ 10.01       $  8.02     $  9.14
                                                        --------       -------       -------       -------     -------
Income From Investment Operations
Net investment income ...............................        .67(a)        .67(a)        .81(a)        .78         .80
Net realized and unrealized gain (loss) on investment
    transactions ....................................        .76         (4.05)         1.84          2.08       (1.11)
                                                        --------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
    operations ......................................       1.43         (3.38)         2.65          2.86        (.31)
                                                        --------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income ................       (.68)         (.67)         (.87)         (.87)       (.81)
Tax return of capital ...............................       (.03)         (.14)           -0-           -0-         -0-
Distributions in excess of net investment income ....       (.03)         (.04)           -0-           -0-         -0-
Distributions from net realized gain on investments .         -0-        (1.36)        (1.15)           -0-         -0-
                                                        --------       -------       -------       -------     -------
Total dividends and distributions ...................       (.74)        (2.21)        (2.02)         (.87)       (.81)
                                                        --------       -------       -------       -------     -------
Net asset value, end of year ........................   $   5.74       $  5.05       $ 10.64       $ 10.01     $  8.02
                                                        ========       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (b)       28.85%       (39.11)%       29.14%        37.36%      (2.40)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $110,003       $79,660       $93,377       $84,295     $62,406
Ratio of expenses to average net assets .............       2.31%         2.22%         2.26%         2.37%       2.64%
Ratio of net investment income to average net assets       11.59%         7.78%         7.81%         8.57%      10.52%
Portfolio turnover rate .............................        179%          188%          314%          315%        301%

--------------------------------------------------------------------------------
See footnote summary on page 17.


16


                                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

Selected Data For A Share of Capital Stock Outstanding Throughout Each Year

                                                        -------------------------------------------------------------------------
                                                                                          CLASS C
                                                        -------------------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                        -------------------------------------------------------------------------
                                                           1999             1998            1997             1996           1995
                                                        ---------       ----------       ---------       ----------     ---------
Net asset value, beginning of year ..................   $    5.05       $    10.64       $   10.01       $     8.02     $    9.14
                                                        ---------       ----------       ---------       ----------     ---------
Income From Investment Operations
Net investment income ...............................         .67(a)           .67(a)          .82(a)           .77           .79
Net realized and unrealized gain (loss) on investment
    transactions ....................................         .76            (4.05)           1.84             2.10         (1.10)
                                                        ---------       ----------       ---------       ----------     ---------
Net increase (decrease) in net asset value from
    operations ......................................        1.43            (3.38)           2.66             2.87          (.31)
                                                        ---------       ----------       ---------       ----------     ---------
Less: Dividends and Distributions
Dividends from net investment income ................        (.68)            (.67)           (.88)            (.88)         (.81)
Tax return of capital ...............................        (.03)            (.14)             -0-              -0-           -0-
Distributions in excess of net investment income ....        (.03)            (.04)             -0-              -0-           -0-
Distributions from net realized gain on investments .          -0-           (1.36)          (1.15)              -0-           -0-
                                                        ---------       ----------       ---------       ----------     ---------
Total dividends and distributions ...................        (.74)           (2.21)          (2.03)            (.88)         (.81)
                                                        ---------       ----------       ---------       ----------     ---------
Net asset value, end of year ........................   $    5.74       $     5.05       $   10.64       $    10.01     $    8.02
                                                        =========       ==========       =========       ==========     =========
Total Return
Total investment return based on net asset value (b)        28.85%          (39.09)%         29.17%           37.40%        (2.36)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $  39,024       $   23,711       $  25,130       $   14,511     $   9,330
Ratio of expenses to average net assets .............        2.30%            2.19%           2.25%            2.35%         2.63%
Ratio of net investment income to average net assets        11.56%            7.75%           7.82%            8.52%        10.46%
Portfolio turnover rate .............................         179%             188%            314%             315%          301%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return.


17


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
================================================================================

To the Shareholders and Board of Directors
Alliance Global Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP

New York, New York
October 8, 1999


18


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGAR899